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                                    PCM LIFE
                        HARTFORD LIFE INSURANCE COMPANY

 SUPPLEMENT DATED OCTOBER 20, 1995 TO THE MODIFIED SINGLE PREMIUM VARIABLE LIFE
                                    POLICIES
           WITH RESPECT TO THE PCM LIFE PROSPECTUS DATED MAY 1, 1995

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. Hartford Life is ultimately one hundred percent owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation. Hartford Life has an A+ (Superior) rating from A.M. Best and Company, Inc. Hartford Life has an AA+ rating from both Standard and Poor's and Duff and Phelps on the basis of its claims paying ability.

These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of Hartford Life. These ratings do apply to Hartford Life's ability to meet its insurance obligations under the contract.

Hartford Life is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of Hartford Life for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, Hartford Life is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts. Hartford Life is also subject to various Federal and state securities laws and regulations.

HV-2017

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